UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811- 5019

Nicholas-Applegate Fund, Inc.

(Exact name of registrant as specified in charter)

Gateway Center 3, 100 Mulberry Street, Newark, New Jersey 07102
(Address of principal executive offices)

Deborah Docs

Gateway Center 3,

100 Mulberry Street,

Newark, New Jersey 07102

(Name and address of agent for service)

Registrant’s telephone number, including area code: 973-367-7521

Date of fiscal year end: 12/31/03

Date of reporting period: 12/31/03

Item 1 – Reports to Stockholders – [ INSERT REPORT ]

ANNUAL REPORT

DECEMBER 31, 2003

NICHOLAS-APPLEGATE® GROWTH EQUITY FUND

FUND TYPE

Stock

OBJECTIVE

Capital appreciation

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Prudential Financial and the Rock logo are registered service marks of The Prudential Insurance Company of America, Newark, NJ, and its affiliates.

Your Fund’s Performance

Fund Objective

The investment objective of Nicholas-Applegate® Growth Equity Fund (the Fund) is capital appreciation. There can be no assurance that the Fund will achieve its investment objective.

Cumulative Total Returns[1] as of 12/31/03
	One Year	Five Years	Ten Years	Since Inception[2]
Class A	24.44%	–18.95%	48.32%	245.10%

Class B	23.33	–22.14	36.97	123.23

Class C	23.33	–22.14	N/A	51.73

Class Z	24.56	–17.90	N/A	12.65

S&P MidCap 400 Index[3]	35.62	55.34	268.29	***

Russell Midcap Growth Index[4]	42.71	10.45	145.65	****

Lipper Mid-Cap Growth Funds Avg.[5]	35.77	15.14	121.22	*****

Average Annual Total Returns[1] as of 12/31/03
	One Year	Five Years	Ten Years	Since Inception[2]
Class A	18.22%	–5.09%	3.49%	7.35%

Class B	18.33	–5.00	3.20	6.60

Class C	21.10	–5.07	N/A	4.41

Class Z	24.56	–3.87	N/A	1.77

S&P MidCap 400 Index[3]	35.62	9.21	13.93	***

Russell Midcap Growth Index[4]	42.71	2.01	9.40	****

Lipper Mid-Cap Growth Funds Avg.[5]	35.77	2.27	7.72	*****

Past performance is not indicative of future results. Principal value and investment return will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. 1Source: Prudential Investments LLC and Lipper Inc. The cumulative total returns do not take into account applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total return performance quoted. The average annual total returns do take into account applicable sales charges. Without the distribution and service (12b-1) fee waiver of 0.05% for Class A shares, the returns would have been lower. For the period June 1, 2003 through May 31, 2004, Prudential Investments LLC has voluntarily agreed to a reduced fee of 0.95% of average net assets up to $25 million, 0.825% of average net assets on the next $75 million, and 0.70% thereafter. Without this reduced management fee, the returns would have been lower. The Fund charges a maximum front-end sales charge of 5% for Class A shares, and a 12b-1 fee of up to 0.30% annually. In some circumstances, Class A shares may not be subject to a front-end sales charge, but may be subject to a 1% contingent deferred sales charge (CDSC) for the first year. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1% respectively for the first six years after purchase, and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are subject to a CDSC of 1% for shares redeemed within 12 months of purchase, and a 12b-1 fee of 1% annually. Class Z shares are not subject to a sales charge or 12b-1 fee. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. 2Inception dates: Class A, 4/9/87; Class B, 6/10/91; Class C, 8/1/94;

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and Class Z, 3/18/97. 3The Standard & Poor’s MidCap 400 Stock Index (S&P MidCap 400 Index) comprises 400 domestic stocks chosen for market size, liquidity, and industry group representation, and gives a broad look at how mid-cap stock prices have performed. 4The Russell Midcap Growth Index measures the performance of those companies among the 800 smallest companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. 5The Lipper Mid-Cap Growth Funds Average (Lipper Average) represents returns based on the average return of all funds in the Lipper Mid-Cap Growth Funds category. Funds in the Lipper Average invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Mid-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared with the S&P MidCap 400 Index. Investors cannot invest directly in an index. The returns for the S&P MidCap 400 Index, the Russell Midcap Growth Index, and the Lipper Average would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes. ***S&P MidCap 400 Index Closest Month-End to Inception cumulative total returns are 787.81% for Class A, 448.25% for Class B, 284.31% for Class C, and 148.41% for Class Z. S&P MidCap 400 Index Closest Month-End to Inception average annual total returns are 13.92% for Class A, 14.48% for Class B, 15.37% for Class C, and 14.43% for Class Z. ****Russell Midcap Growth Index Closest Month-End to Inception cumulative total returns are 409.53% for Class A, 240.70% for Class B, 158.03% for Class C, and 65.56% for Class Z. Russell Midcap Growth Index Closest Month-End to Inception average annual total returns are 10.21% for Class A, 10.23% for Class B, 10.59% for Class C, and 7.76% for Class Z. *****Lipper Average Closest Month-End to Inception cumulative total returns are 359.56% for Class A, 223.13% for Class B, 138.22% for Class C, and 65.16% for Class Z. Lipper Average Closest Month-End to Inception average annual total returns are 8.82% for Class A, 9.21% for Class B, 9.08% for Class C, and 7.18% for Class Z.

Five Largest Holdings expressed as a percentage of net assets as of 12/31/03
Zimmer Holdings, Inc., Drugs & Healthcare	2.1%

Coach, Inc., Retail/Wholesale Specialty Chain	2.0

Ameritrade Holding Corp., Financial Services	2.0

Coventry Health Care, Inc., Drugs & Healthcare	1.8

Nextel Partners, Inc. (Class A Stock), Telecommunication Services	1.7

Holdings are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 12/31/03
Drugs & Healthcare	14.4%

Retail/Wholesale Specialty Chain	12.6

Telecommunication Services	12.1

Financial Services	10.9

Computer Software	8.9

Industry weightings are subject to change.

Nicholas-Applegate Fund, Inc./Nicholas-Applegate Growth Equity Fund	1

Investment Adviser’s Report

Nicholas-Applegate Capital Management

After three years of losses, the stock market reversed course in 2003 and ended the year significantly higher. Gains were widespread across different sectors, with small-, mid-, and large-capitalization stocks all advancing. The year was marked by weak fundamentals and concern over the pending war in Iraq during the first quarter, and a steady improvement in the environment throughout much of the latter part of 2003.

In the first quarter of 2003, investors were reluctant to participate in the stock market. The fourth-quarter 2002 earnings that were reported in January and February were disappointing. Corporations were reluctant to start new projects or invest in their businesses with the war in Iraq looming. Economic fundamentals, however, were beginning to show improvement as durable goods orders and inventories were steadily increasing. Nevertheless, the markets traded on earnings news and geopolitical tension. Snowstorms in the northeast United States kept consumers locked inside for several weeks. First- and second-quarter 2003 earnings estimates continued to be revised downward. Nearly half of the expected gain in the S&P 500 Index’s earnings growth was expected to come from energy companies that had benefited from higher oil prices during the build-up to war. Not surprisingly, consumer confidence hit its lowest level since October 1993.

By March the war in Iraq had broken out and stocks began to rebound. Investors were excited by what appeared to be a very quick military action. As it would turn out, persistent news of U.S. casualties would nag the stock market throughout the remainder of the year. March was the most volatile month of the year; however, a strong rally late in the month resulted in the first month of positive returns for equities in 2003.

Investors witnessed a drastic improvement in sentiment during the second quarter. First-quarter earnings, which were reported in April and May, beat the market’s expectations and showed that corporate activity had indeed improved and the “CNN effect”—consumers glued to the television rather than out shopping—was smaller than expected during the first weeks of the war. The slashing of earnings estimates that had begun back in January stopped. To add to the enthusiasm, the federal stimulus package was passed in May, which led to the hope for stronger consumer spending.

Throughout the year monetary policy and expectations remained a critical factor in the investment community. The Federal Reserve (the Fed) persistently assured the public that it was prepared to keep interest rates low for a considerable period of time to ensure that the U.S. economy was firmly back on its feet. In June the Fed cut interest rates for what will likely be the final cut of this monetary easing cycle. In addition, toward the middle and latter part of the year, worries concerning deflation

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abated and, just as important, signs of inflation brought on by record low interest rates were virtually nonexistent.

In the latter half of the year, earnings continued to hold up and convinced many investors that the recovery in both earnings and the economy since March was here to stay. Indeed, the third-quarter U.S. gross domestic product, a measure of the output of goods and services in the United States, showed a preliminary increase of 7.2%, revised up to 8.2% by year-end. Vigorous spending by both consumers and businesses added to the robustness of the report. By October there were signs that companies were beginning to hire again, although hiring projections were generally conservative. The year ended with earnings revisions and pre-announcements at their healthiest levels in several years.

Mid-cap stocks, in general, outperformed the broad market during the year. Absolute returns were positive for the first time since 1999. However, most active mid-cap investment managers had difficulty outperforming their respective benchmarks in 2003 due to significant rebounds in some of the smallest and lowest-quality companies in the indexes. Companies in the Russell Midcap Growth Index that were losing money and had no earnings displayed the most impressive gains during the year—many of them doubling or more in value from $2 to $3 per share to $5 to $6 per share. However, the business fundamentals of these companies often make them inappropriate for actively managed portfolios.

Portfolio specifics

For the 12 months ended December 31, 2003, the Class A shares gained 24.44% (and with the deduction of the sales charge, 18.22%). In comparison, the Standard & Poor’s MidCap 400 Index advanced 35.62%, the Russell Midcap Growth Index was up 42.71%, and the Lipper Mid-Cap Growth Funds Average representing peer-group performance grew 35.77%.

Despite the rise in equity values throughout much of the year, which produced strong absolute returns, our investment style was not rewarded on a relative basis. In general, stocks that exhibited the greatest price appreciation during the year were those that had declined the most in value in 2002 and into the first quarter of 2003. These were typically low-priced and low-quality stocks that rebounded from severely oversold conditions. Many of the stocks did not meet our investment criteria for inclusion in the portfolio.

Despite the unnerving market conditions and volatility leading up to the war in Iraq, the portfolio ended the first quarter posting only a marginal decline, as a rebound in prices in late March erased most of the losses suffered earlier in the quarter. Coming

Nicholas-Applegate Fund, Inc./Nicholas-Applegate Growth Equity Fund	3

into the year, the portfolio was overweight in energy and technology shares. The overweight, combined with strong stock selection in the energy sector, paid off. However, performance was hampered by overall weakness in the software and military & defense industries within the technology sector. Specialty retailers such as Petco and Michael’s Stores were punished as consumer spending was put on hold due to severe weather in the northeast United States and a general lull in consumer confidence surrounding geopolitical events.

Equities surged in the second quarter on stronger-than-expected corporate earnings and economic indicators. The market rewarded technology shares, but more importantly, the companies that posted the highest returns were the low-quality stocks whose share prices had rebounded from depressed levels. Although the portfolio benefited from a significant overweight in the consumer nondurables and technology sectors, our holdings in the semiconductor industry were not rewarded. Weak performance in the technology sector by Silicon Laboratories and Linear Technology reduced the Fund’s relative performance versus the benchmark.

Gains in the third quarter were more modest than in the second quarter. Telecommunications companies Avaya and Western Wireless led the Fund higher. Other technology shares, including software company Electronic Arts and electronic component manufacturer Sanmina SCI, boosted performance. The oil drilling company Patterson-UTI Energy negatively impacted the Fund’s return during the quarter as oil prices and earnings estimates declined.

The Fund’s performance continued upward in the fourth quarter. A significant overweight in technology shares helped boost both absolute and relative returns. In addition, our stock selection in the consumer services and retail sectors was rewarded. Within the consumer services sector, broadcasting and gaming shares drove performance. XM Satellite Radio and International Gaming Technology increased in value nearly 60% and 27% respectively.

In 2003 as a whole, stocks in the technology and consumer services sectors were the greatest contributors to the Fund’s performance. However, gains were broad-based across sectors and industries, with only the energy sector detracting from performance. The majority of the Fund’s underperformance relative to its benchmark and peer group can be attributed to the second quarter when the market did not reward our holdings, primarily in the healthcare and technology sectors.

At December 31, 2003, the portfolio was overweight in technology stocks and underweight in the healthcare sector compared with the Russell Midcap Growth Index.

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Looking ahead

The recovery in corporate earnings and economic fundamentals that began in 2003 is expected to continue and gain momentum in 2004. During the economic slowdown, many companies went through a significant period of restructuring when they shed unprofitable businesses and product lines, cut costs, and reorganized their management teams. These companies are now well positioned to take advantage of new opportunities, which will ultimately lead to higher revenue growth and stronger earnings as the pace of recovery quickens. We believe our research process helps us uncover these and other opportunities and participate in the appreciation of the share price.

We anticipate continued growth in 2004. However, in the past, stock market gains have tended to be more moderate in the second year of recovery. Interest rates remain at historically low levels and the Fed has signaled that it is committed to keeping monetary policy accommodative well into 2004. Geopolitical concerns are likely to continue gnawing at investor sentiment, but we believe that economic and corporate growth will be the major catalyst driving stock prices. We remain dedicated to our bottom-up investment approach of identifying the best companies to invest in. We will continue to work hard to deliver solid returns in 2004.

The Portfolio of Investments following this report shows the size of the Fund’s positions at period-end.

Nicholas-Applegate Fund, Inc./Nicholas-Applegate Growth Equity Fund	5

This Page Intentionally Left Blank

Portfolio of Investments

as of December 31, 2003

Shares	Description	Value (Note 1)
COMMON STOCKS 100.9%

CAPITAL GOODS 9.2%

Auto Related Products 4.0%

26,100	Advance Auto Parts, Inc.(a)	$2,124,540
10,100	AutoZone, Inc.(a)	860,621
39,400	Navistar International Corp.(a)	1,886,866
22,100	PACCAR, Inc.	1,881,152

		6,753,179

Diversified Manufacturing 3.1%

27,600	Danaher Corp.	2,532,300
65,300	Dover Corp.	2,595,675

		5,127,975

Foods 1.0%

43,500	Wendy’s International, Inc.	1,706,940

Mining 1.1%

42,200	Freeport-McMoRan Copper & Gold, Inc. (Class “B” stock)	1,777,886

COMMERCIAL/INDUSTRIAL SERVICES 10.9%

Broadcasting/Media 3.3%

23,400	Omnicom Group, Inc.	2,043,522
41,800	Univision Communications, Inc. (Class “A” stock)(a)	1,659,042
69,000	XM Satellite Radio Holdings, Inc. (Class “A” stock)(a)	1,818,840

		5,521,404

Other Commercial/Industrial Services 7.6%

36,400	GTECH Holdings Corp.	1,801,436
61,700	International Steel Group, Inc.(a)	2,403,215
35,300	Jacobs Engineering Group, Inc.(a)	1,694,753
67,700	Paychex, Inc.	2,518,440
110,300	Robert Half International, Inc.(a)	2,574,402
46,900	Yellow Roadway Corp.(a)	1,696,373

		12,688,619

See Notes to Financial Statements

Nicholas-Applegate Fund, Inc./Nicholas-Applegate Growth Equity Fund	7

Portfolio of Investments

as of December 31, 2003

Shares	Description	Value (Note 1)
CONSUMER NON-DURABLES 31.1%

Drugs & Healthcare 14.4%

39,400	AdvancePCS(a)	$2,074,804
32,700	Barr Pharmaceuticals, Inc.(a)	2,516,265
17,700	Bausch & Lomb, Inc.	918,630
164,600	Beverly Enterprises, Inc.(a)	1,413,914
46,600	Coventry Health Care, Inc.(a)	3,005,234
24,500	Genzyme Corp.(a)	1,208,830
45,300	INAMED Corp.(a)	2,177,118
32,100	Invitrogen Corp.(a)	2,247,000
24,600	Pharmaceutical Resources, Inc.(a)	1,602,690
103,600	Select Medical Corp.	1,686,608
17,600	WellPoint Health Networks, Inc.(a)	1,707,024
49,000	Zimmer Holdings, Inc.(a)	3,449,600

		24,007,717

Education 1.5%

35,950	Apollo Group, Inc. (Class “A” stock)(a)	2,444,600

Leisure & Recreation 2.6%

52,000	International Game Technology	1,856,400
72,700	Royal Caribbean Cruises Ltd. (Liberia)	2,529,233

		4,385,633

Retail/Wholesale Specialty Chain 12.6%

51,200	AnnTaylor Stores Corp.(a)	1,996,800
28,000	Bed Bath & Beyond, Inc.(a)	1,213,800
44,900	Carter’s, Inc.(a)	1,142,705
62,500	Chico’s FAS, Inc.(a)	2,309,375
90,200	Coach, Inc.(a)	3,405,050
29,600	Cost Plus, Inc.(a)	1,213,600
101,400	Pacific Sunwear of California, Inc.(a)	2,141,568
94,400	PETsMART, Inc.	2,246,720
74,000	Staples, Inc.(a)	2,020,200
77,100	Starbucks Corp.(a)	2,548,926
51,300	Tempur-Pedic International, Inc.(a)	795,150

		21,033,894

See Notes to Financial Statements

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Shares	Description	Value (Note 1)
ENERGY 2.1%

Oil & Gas-Production/Pipeline 2.1%

128,500	Chesapeake Energy Corp.	$1,745,030
34,400	Pogo Producing Co.	1,661,520

		3,406,550

FINANCIAL SERVICES 10.9%

Financial/Business Services 10.9%

235,100	Ameritrade Holding Corp.(a)	3,307,857
42,700	Capital One Financial Corp.	2,617,083
32,800	Countrywide Financial Corp.	2,487,880
164,700	E*TRADE Group, Inc.(a)	2,083,455
36,500	Friedman, Billings, Ramsey Group, Inc. (Class “A” stock)	842,420
30,900	H&R Block, Inc.	1,710,933
187,200	Knight Trading Group, Inc.(a)	2,740,608
66,300	PMI Group, Inc. (The)	2,468,349

		18,258,585

TECHNOLOGY 36.7%

Computer Services 4.6%

44,900	Cognizant Technology Solutions Corp.(a)	2,049,236
21,600	Diebold, Inc.	1,163,592
23,400	Lexmark International, Inc.(a)	1,840,176
68,800	VERITAS Software Corp.(a)	2,556,608

		7,609,612
Computer Software 8.9%

55,100	Adobe Systems, Inc.	2,165,430
93,400	Citrix Systems, Inc.(a)	1,981,014
64,500	Foundry Networks, Inc.(a)	1,764,720
33,000	Mercury Interactive Corp.(a)	1,605,120
75,400	Network Appliance, Inc.(a)	1,547,962
106,800	PeopleSoft, Inc.(a)	2,435,040
22,100	SanDisk Corp.(a)	1,351,194
58,200	Symantec Corp.(a)	2,016,630

		14,867,110

See Notes to Financial Statements

Nicholas-Applegate Fund, Inc./Nicholas-Applegate Growth Equity Fund	9

Portfolio of Investments

as of December 31, 2003

Shares	Description	Value (Note 1)

Electronic Components 3.9%

76,280	Broadcom Corp. (Class “A” stock)(a)	$2,600,385
66,000	Jabil Circuit, Inc.(a)	1,867,800
164,600	Sanmina-SCI Corp.(a)	2,075,606

		6,543,791
Semiconductors 7.2%

112,400	Amkor Technology, Inc.(a)	2,046,804
135,900	ASML Holding N.V. (Netherlands)(a)	2,724,795
99,300	Cypress Semiconductor Corp.(a)	2,121,048
31,800	KLA-Tencor Corp.(a)	1,865,706
33,400	Novellus Systems, Inc.(a)	1,404,470
34,700	QLogic Corp.(a)	1,790,520

		11,953,343

Telecommunication Services 12.1%

182,600	American Tower Corp. (Class “A” stock)(a)	1,975,732
144,400	Avaya, Inc.(a)	1,868,536
265,300	Corning, Inc.(a)	2,767,079
104,900	Juniper Networks, Inc.(a)	1,959,532
215,000	Nextel Partners, Inc. (Class “A” stock)(a)	2,891,750
23,400	NII Holdings, Inc. (Class “B” stock)(a)	1,746,342
135,800	Polycom, Inc.(a)	2,650,816
51,400	UTStarcom, Inc.(a)	1,905,398
133,100	Western Wireless Corp. (Class “A” stock)(a)	2,443,716

		20,208,901

	Total long-term investments (cost $142,471,613)	168,295,739

See Notes to Financial Statements

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Principal Amount (000)	Description	Value (Note 1)
SHORT-TERM INVESTMENTS 1.1%

Repurchase Agreement 1.1%

$1,896	State Street Bank & Trust Co. Repurchase Agreement dated 12/31/03, 0.35% due 1/2/04(b) (cost $1,896,000)	$1,896,000

	Total Investments 102.0% (cost $144,367,613; Note 5)	170,191,739
	Liabilities in excess of other assets (2.0%)	(3,301,525)

	Net Assets 100%	$166,890,214

(a)	Non-income producing security.
(b)	Repurchase price of $1,896,037. Collateralized by $1,590,000 U.S. Treasury Bill with a rate of 6.625%, maturity date of 2/15/27, and aggregate market value, including accrued interest, of $1,977,314.

See Notes to Financial Statements

Nicholas-Applegate Fund, Inc./Nicholas-Applegate Growth Equity Fund	11

Statement of Assets and Liabilities

as of December 31, 2003

Assets

Investments, at value (cost $144,367,613)	$170,191,739
Receivable for investments sold	3,847,159
Dividends and interest receivable	52,183
Receivable for Fund shares sold	49,849
Prepaid expenses and other assets	895

Total assets	174,141,825

Liabilities

Payable for investments purchased	5,106,218
Payable for Fund shares reacquired	1,645,934
Accrued expenses	291,839
Management fee payable	111,901
Distribution fee payable	58,322
Payable to custodian	37,397

Total liabilities	7,251,611

Net Assets	$166,890,214

Net assets were comprised of:
Common stock, at par	$211,541
Paid-in capital in excess of par	422,296,161

422,507,702
Accumulated net realized loss on investments	(281,441,614)
Net unrealized appreciation on investments	25,824,126

Net assets, December 31, 2003	$166,890,214

See Notes to Financial Statements

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Class A

Net asset value and redemption price per share ($118,846,110 ÷ 14,238,295 shares of common stock issued and outstanding)	$8.35
Maximum sales charge (5% of offering price)	0.44

Maximum offering price to public	$8.79

Class B

Net asset value, offering price and redemption price per share ($36,952,803 ÷ 5,419,161 shares of common stock issued and outstanding)	$6.82

Class C

Net asset value and redemption price per share ($6,764,861 ÷ 992,126 shares of common stock issued and outstanding)	$6.82
Sales charge (1% of offering price)	0.07

Offering price to public	$6.89

Class Z

Net asset value, offering price and redemption price per share ($4,326,440 ÷ 504,528 shares of common stock issued and outstanding)	$8.58

See Notes to Financial Statements

Nicholas-Applegate Fund, Inc./Nicholas-Applegate Growth Equity Fund	13

Statement of Operations

Year Ended December 31, 2003

Net Investment Loss

Income
Dividends	$354,336
Interest	23,334

Total income	377,670

Expenses
Management fee	1,554,524
Distribution fee—Class A	239,056
Distribution fee—Class B	386,864
Distribution fee—Class C	65,883
Transfer agent’s fees and expenses	644,000
Custodian’s fees and expenses	138,000
Legal fees and expenses	130,000
Directors’ fees	94,000
Reports to shareholders	90,000
Audit fees and expenses	43,000
Registration fees	40,000
Insurance	29,000
Miscellaneous	14,250

Total expenses	3,468,577
Less: Management fee waiver	(153,524)

Net Expenses	3,315,053

Net investment loss	(2,937,383)

Realized And Unrealized Gain On Investments

Net realized gain on investment transactions	21,435,565
Net change in unrealized appreciation on investments	16,848,029

Net gain on investments	38,283,594

Net Increase In Net Assets Resulting From Operations	$35,346,211

See Notes to Financial Statements

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Statement of Changes in Net Assets

	Year Ended December 31,
	2003	2002
Increase (Decrease) In Net Assets

Operations
Net investment loss	$(2,937,383)	$(4,100,939)
Net realized gain (loss) on investment transactions	21,435,565	(75,117,508)
Net change in unrealized appreciation (depreciation) on investments	16,848,029	(12,990,906)

Net increase (decrease) in net assets resulting from operations	35,346,211	(92,209,353)

Fund share transactions (net of share conversions) (Note 6)
Net proceeds from shares subscribed	12,320,834	31,432,475
Cost of shares reacquired	(45,614,994)	(84,940,311)

Net decrease in net assets from Fund share transactions	(33,294,160)	(53,507,836)

Total increase (decrease)	2,052,051	(145,717,189)

Net Assets

Beginning of year	164,838,163	310,555,352

End of year	$166,890,214	$164,838,163

See Notes to Financial Statements

Nicholas-Applegate Fund, Inc./Nicholas-Applegate Growth Equity Fund	15

Notes to Financial Statements

Nicholas-Applegate Growth Equity Fund (the “Fund”) is currently the only series of Nicholas-Applegate Fund, Inc. (the “Company”). The Company is an open-end, diversified, management investment company.

The Fund’s investment objective is capital appreciation. It seeks to achieve this objective by investing primarily in common stocks of U.S. companies, the earnings and securities prices of which the investment adviser expects to grow at a rate above that of the S&P 500. The Fund intends to invest primarily in stocks from a universe of U.S. companies with market capitalizations corresponding to the middle 90% of the Russell Midcap Growth Index at time of purchase. Capitalization of companies in the Index will change with market conditions.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation: Securities listed on a securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked price, or at the last bid price on such day in the absence of an asked price. Securities traded via Nasdaq are valued at the official closing price provided by Nasdaq. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Fund’s Subadviser in consultation with the Manager to be over-the-counter, are valued at market value by an independent pricing agent or principal market maker. Securities for which reliable market quotations are not readily available are valued at fair value in accordance with the Company’s Board of Director’s approved fair valuation procedures.

Short-term securities which mature in 60 days or less are valued at amortized cost, which approximates market value. The amortized cost method includes valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

Repurchase Agreements: In connection with transactions in repurchase agreements with United States financial institutions, it is the Fund’s policy that its custodian or

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designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transactions, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked to market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses from security transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.

Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: Dividends from net investment income and distributions of net capital gains in excess of capital loss carryforwards, if any, are declared and paid annually. Dividends and distributions to shareholders which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles are recorded on the ex-dividend date.

Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Federal Income Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has a management agreement with Prudential Investments LLC (“PI” or “Manager”). Pursuant to the management agreement, PI has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. PI has entered into a subadvisory agreement with Nicholas-Applegate

Nicholas-Applegate Fund, Inc./Nicholas-Applegate Growth Equity Fund	17

Notes to Financial Statements

Cont’d

Capital Management (“NACM” or “Subadviser”); NACM furnishes investment advisory services in connection with the management of the Fund. PI pays for the services of the Subadviser, the compensation of certain officers of the Company, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI was computed daily and payable monthly at an annual rate of .95% of the Fund’s average daily net assets and PI paid NACM, as compensation for its services pursuant to the subadvisory agreement, a fee at the rate of .75% of the average daily net assets of the Fund through May 31, 2003. Effective June 1, 2003 through May 31, 2004, the management fee paid to PI is computed daily and payable monthly at an annual rate of .95 of 1% of the Fund’s average daily net assets up to $25 million, .825 of 1% of the next $75 million of average daily net assets and .70 of 1% of the Fund’s average daily net assets in excess of $100 million. PI pays NACM a fee at the annual rate of .75 of 1% of the Fund’s average daily net assets up to $25 million, .625 of 1% of the next $75 million of average daily net assets and .50 of 1% of the Fund’s average daily net assets in excess of $100 million. This reflects a voluntary waiver of one year by PI and NACM. During the year ended December 31, 2003, PI earned $1,401,000 in management fees, which is net of a waiver of $153,524, of which it paid $1,074,059 to NACM under the foregoing agreements.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C and Class Z shares. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B and Class C shares, pursuant to plans of distribution (the “Class A, B and C Plans”), regardless of expenses actually incurred. The distribution fees are accrued daily and payable monthly. No distribution or service fees were paid to PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1%, of the average daily net assets of the Class A, B and C shares, respectively. PIMS contractually agreed to limit such fees to .25 of 1% of the average daily net assets of the Class A shares. Such expenses under the Plans were .21 of 1% of average daily net assets of the Class A shares and 1% of the average daily net assets of both the Class B and Class C shares, respectively, for the year ended December 31, 2003.

PIMS has advised the Fund that it has received approximately $30,900 and $900 in front-end sales charges resulting from sales of Class A shares and Class C shares,

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respectively, during the year ended December 31, 2003. From these fees, PIMS paid a substantial part of such sales charges to an affiliated broker-dealer, which in turn paid commission to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended December 31, 2003, it received approximately $74,200 and $200 in contingent deferred sales charges imposed upon certain redemptions by Class B and C shareholders, respectively.

PI and PIMS and are indirect wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a syndicated credit agreement (“SCA”) with a group of banks. The SCA provides for a commitment of $800 million and allows the Funds to increase the commitment to $1 billion, if necessary. Interest on any borrowings will be incurred at market rates. The Funds pay a commitment fee of .08 of 1% of the unused portion of the SCA. The commitment fee is accrued and paid quarterly and is allocated to the Funds pro rata, based on net assets. The purpose of the SCA is to serve as an alternative source of funding for capital share redemptions. The expiration date of the SCA was May 2, 2003. On May 2, 2003, the SCA was renewed under the same terms and conditions (“May 2003 renewal”). The expiration date of the May 2003 renewal is April 30, 2004. The Fund did not borrow any amounts pursuant to the SCA during the year ended December 31, 2003.

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect wholly owned subsidiary of Prudential, serves as the Fund’s transfer agent. During the year ended December 31, 2003, the Fund incurred fees of approximately $491,800 for the services of PMFS. As of December 31, 2003, approximately $37,400 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations also include certain out of pocket expenses paid to non-affiliates, where applicable.

The Fund pays networking fees to affiliated and unaffiliated broker/dealers. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national mutual fund clearing system. The Fund incurred approximately $53,500 in total networking fees, of which the amount relating to the services of Wachovia Securities, LLC (“Wachovia”) and Prudential Securities, Inc. (“PSI”), affiliates of PI, was approximately $51,500 for the year ended December 31, 2003. Effective July 1, 2003 Prudential and Wachovia Corp. formed a joint venture

Nicholas-Applegate Fund, Inc./Nicholas-Applegate Growth Equity Fund	19

Notes to Financial Statements

Cont’d

(“Wachovia Securities, LLC”) whereby Prudential and Wachovia Corp. combined their brokerage businesses with Prudential holding a minority interest. Prior to July 1, 2003, PSI was an indirect, wholly-owned subsidiary of Prudential. These amounts are included in transfer agent’s fees and expenses in the Statement of Operations.

For the year ended December 31, 2003, the amount of brokerage commissions earned by PSI and Wachovia from transactions executed on behalf of the Fund were approximately $20,400 and $4,200, respectively.

Note 4. Portfolio Securities

Purchases and sales of investment securities of the Fund other than short-term investments, for the year ended December 31, 2003 were $400,823,370 and $433,816,625, respectively.

Note 5. Distributions and Tax Information

In order to present undistributed net investment income (loss) and accumulated net realized gain (loss) on the statement of assets and liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income (loss) and accumulated net realized gain (loss) on investments. For the year ended December 31, 2003, the adjustments were to decrease net investment loss and decrease paid-in-capital in excess of par by $2,937,383 due to a non-deductible net operating loss for tax purposes during the year. Net investment income, net realized losses and net assets were not affected by this change.

As of December 31, 2003, the capital loss carryforward for tax purposes is approximately $281,439,000, of which $205,873,000 expires in 2009 and $75,566,000 expires in 2010. During the year ended December 31, 2003, the Fund utilized approximately $16,352,000 of its prior year capital loss carryforward. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such carryforward. It is uncertain whether the Fund will be able to realize the full benefit prior to the expiration date.

As of December 31, 2003, the Fund had no distributable earnings on a tax basis.

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The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of December 31, 2003 were as follows:

Tax Basis	Appreciation	Depreciation	Total Net Unrealized Appreciation
$144,369,934	$27,266,823	$1,445,018	$25,821,805

The differences between book and tax basis are primarily attributable to deferred losses on wash sales.

Note 6. Capital

The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. In some limited circumstances, Class A shares may not be subject to a front-end sales charge, but may be subject to a 1% contingent deferred sales charge for the first year. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending upon the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

The Fund has authorized 200 million shares of common stock at $.01 par value per share equally divided into four classes, designated Class A, Class B, Class C and Class Z shares.

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended December 31, 2003:
Shares sold	988,886	$7,195,142
Shares reacquired	(4,518,968)	(33,293,357)

Net increase (decrease) in shares outstanding before conversion	(3,530,082)	(26,098,215)
Shares issued upon conversion from Class B	1,000,562	7,429,092

Net increase (decrease) in shares outstanding	(2,529,520)	$(18,669,123)

Year ended December 31, 2002:
Shares sold	2,223,361	$18,231,238
Shares reacquired	(6,563,331)	(53,094,001)

Net increase (decrease) in shares outstanding before conversion	(4,339,970)	(34,862,763)
Shares issued upon conversion from Class B	927,540	7,434,829

Net increase (decrease) in shares outstanding	(3,412,430)	$(27,427,934)

Nicholas-Applegate Fund, Inc./Nicholas-Applegate Growth Equity Fund	21

Notes to Financial Statements

Cont’d

Class B	Shares	Amount
Year ended December 31, 2003:
Shares sold	479,763	$2,846,666
Shares reacquired	(1,298,119)	(7,688,475)

Net increase (decrease) in shares outstanding before conversion	(818,356)	(4,841,809)
Shares issued upon conversion from Class A	(1,220,376)	(7,429,092)

Net increase (decrease) in shares outstanding	(2,038,732)	$(12,270,901)

Year ended December 31, 2002:
Shares sold	910,460	$6,334,769
Shares reacquired	(3,138,890)	(20,134,501)

Net increase (decrease) in shares outstanding before conversion	(2,228,430)	(13,799,732)
Shares issued upon conversion from Class A	(1,122,408)	(7,434,829)

Net increase (decrease) in shares outstanding	(3,350,838)	$(21,234,561)

Class C
Year ended December 31, 2003:
Shares sold	211,882	$1,262,560
Shares reacquired	(402,738)	(2,410,022)

Net increase (decrease) in shares outstanding	(190,856)	$(1,147,462)

Year ended December 31, 2002:
Shares sold	385,649	$2,557,555
Shares reacquired	(603,375)	(3,902,895)

Net increase (decrease) in shares outstanding	(217,726)	$(1,345,340)

Class Z
Year ended December 31, 2003:
Shares sold	136,982	$1,016,466
Shares reacquired	(291,213)	(2,223,140)

Net increase (decrease) in shares outstanding	(154,231)	$(1,206,674)

Year ended December 31, 2002:
Shares sold	498,920	$4,308,913
Shares reacquired	(968,152)	(7,808,914)

Net increase (decrease) in shares outstanding	(469,232)	$(3,500,001)

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Financial Highlights

DECEMBER 31, 2003	ANNUAL REPORT

Nicholas-Applegate Fund, Inc./Nicholas-Applegate Growth Equity Fund.

Financial Highlights

	Class A
	Year Ended December 31, 2003(b)

Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$6.71

Income (loss) from investment operations:
Net investment loss	(.12)
Net realized and unrealized gain (loss) on investment transactions	1.76

Total from investment operations	1.64

Less distributions
Distributions from net realized gains from investment transactions	—

Net asset value, end of year	$8.35

Total Return(a):	24.44%
Ratios/Supplemental Data:
Net assets, end of year (000)	$118,846
Average net assets (000)	$113,836
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(c)	1.81	%(d)
Expenses, excluding distribution and service (12b-1) fees	1.60	%(d)
Net investment loss	(1.58	)%(d)
For Class A, B, C and Z shares:
Portfolio turnover	248%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b)	Calculated based on weighted average shares outstanding during the year.
(c)	The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares.
(d)	Net of management fee waiver. If the manager had not waived a portion of the management fee, the expense ratio including distribution and service (12b-1) fees and net investment loss ratio would have been 1.90% and (1.67)%, respectively.

See Notes to Financial Statements

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Class A

Year Ended December 31,

2002(b)	2001(b)	2000(b)	1999

$9.87	$17.56	$25.80	$15.38

(.12)	(.16)	(.32)	(.18)
(3.04)	(7.53)	(3.36)	14.01

(3.16)	(7.69)	(3.68)	13.83

—	—	(4.56)	(3.41)

$6.71	$9.87	$17.56	$25.80

(32.02)%	(43.79)%	(14.06)%	98.35%

$112,548	$199,165	$360,373	$329,955
$150,286	$245,428	$404,873	$186,192

1.76%	1.55%	1.36%	1.40%
1.55%	1.34%	1.12%	1.20%
(1.53)%	(1.35)%	(1.21)%	(1.21)%

167%	149%	165%	173%

See Notes to Financial Statements

Nicholas-Applegate Fund, Inc./Nicholas-Applegate Growth Equity Fund	25

Financial Highlights

Cont’d

	Class B
	Year Ended December 31, 2003(b)

Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$5.53

Income (loss) from investment operations:
Net investment loss	(.14)
Net realized and unrealized gain (loss) on investment transactions	1.43

Total from investment operations	1.29

Less distributions:
Distributions from net realized gains from investment transactions	—

Net asset value, end of year	$6.82

Total Return(a):	23.33%
Ratios/Supplemental Data:
Net assets, end of year (000)	$36,953
Average net assets (000)	$38,686
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	2.60	%(c)
Expenses, excluding distribution and service (12b-1) fees	1.60	%(c)
Net investment loss	(2.38	)%(c)

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b)	Calculated based on weighted average shares outstanding during the year.
(c)	Net of management fee waiver. If the manager had not waived a portion of the management fee, the expense ratio including distribution and service (12b-1) fees and net investment loss ratio would have been 2.69% and (2.47)%, respectively.

See Notes to Financial Statements

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Class B

Year Ended December 31,

2002(b)	2001(b)	2000(b)	1999

$8.19	$14.70	$22.63	$13.89

(.16)	(.21)	(.45)	(.33)
(2.50)	(6.30)	(2.92)	12.48

(2.66)	(6.51)	(3.37)	12.15

—	—	(4.56)	(3.41)

$5.53	$8.19	$14.70	$22.63

(32.48)%	(44.29)%	(14.69)%	96.71%

$41,219	$88,533	$237,722	$324,419
$64,374	$135,119	$347,231	$236,101

2.55%	2.34%	2.12%	2.20%
1.55%	1.34%	1.12%	1.20%
(2.32)%	(2.12)%	(1.96)%	(2.00)%

See Notes to Financial Statements

Nicholas-Applegate Fund, Inc./Nicholas-Applegate Growth Equity Fund	27

Financial Highlights

Cont’d

	Class C
	Year Ended December 31, 2003(b)

Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$5.53

Income (loss) from investment operations:
Net investment loss	(.14)
Net realized and unrealized gain (loss) on investment transactions	1.43

Total from investment operations	1.29

Less distributions:
Distributions from net realized gains from investment transactions	—

Net asset value, end of year	$6.82

Total Return(a):	23.33%
Ratios/Supplemental Data:
Net assets, end of year (000)	$6,765
Average net assets (000)	$6,588
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	2.60	%(c)
Expenses, excluding distribution and service (12b-1) fees	1.60	%(c)
Net investment loss	(2.37	)%(c)

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b)	Calculated based on weighted average shares outstanding during the year.
(c)	Net of management fee waiver. If the manager had not waived a portion of the management fee, the expense ratio including distribution and service (12b-1) fees and net investment loss ratio would have been 2.69% and (2.46)%, respectively.

See Notes to Financial Statements

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Class C

Year Ended December 31,

2002(b)	2001(b)	2000(b)	1999

$8.19	$14.70	$22.63	$13.89

(.16)	(.21)	(.43)	(.32)
(2.50)	(6.30)	(2.94)	12.47

(2.66)	(6.51)	(3.37)	12.15

—	—	(4.56)	(3.41)

$5.53	$8.19	$14.70	$22.63

(32.48)%	(44.29)%	(14.69)%	96.71%

$6,538	$11,473	$18,571	$10,598
$8,893	$13,359	$17,506	$7,477

2.55%	2.34%	2.12%	2.20%
1.55%	1.34%	1.12%	1.20%
(2.32)%	(2.14)%	(1.97)%	(2.00)%

See Notes to Financial Statements

Nicholas-Applegate Fund, Inc./Nicholas-Applegate Growth Equity Fund	29

Financial Highlights

Cont’d

	Class Z
	Year Ended December 31, 2003(b)

Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$6.88

Income (loss) from investment operations:
Net investment loss	(.10)
Net realized and unrealized gain (loss) on investment transactions	1.80

Total from investment operations	1.70

Less distributions:
Distributions from net realized gains from investment transactions	—

Net asset value, end of year	$8.58

Total Return(a):	24.56%
Ratios/Supplemental Data:
Net assets, end of year (000)	$4,326
Average net assets (000)	$4,523
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	1.60	%(c)
Expenses, excluding distribution and service (12b-1) fees	1.60	%(c)
Net investment loss	(1.37	)%(c)

(a)	Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b)	Calculated based on weighted average shares outstanding during the year.
(c)	Net of management fee waiver. If the manager had not waived a portion of the management fee, the expense ratio including distribution and service (12b-1) fees and net investment loss ratio would have been 1.69% and (1.46)%, respectively.

See Notes to Financial Statements

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Class Z

Year Ended December 31,

2002(b)	2001(b)	2000(b)	1999

$10.09	$17.93	$26.16	$15.49

(.11)	(.14)	(.25)	(.17)
(3.10)	(7.70)	(3.42)	14.25

(3.21)	(7.84)	(3.67)	14.08

—	—	(4.56)	(3.41)

$6.88	$10.09	$17.93	$26.16

(31.81)%	(43.69)%	(13.86)%	99.30%

$4,533	$11,384	$20,676	$2,032
$8,224	$15,039	$13,271	$1,334

1.55%	1.34%	1.12%	1.20%
1.55%	1.34%	1.12%	1.20%
(1.32)%	(1.14)%	(.98)%	(1.00)%

See Notes to Financial Statements

Nicholas-Applegate Fund, Inc./Nicholas-Applegate Growth Equity Fund	31

Report of Independent Auditors

To the Board of Directors and Shareholders of Nicholas-Applegate Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nicholas-Applegate Growth Equity Fund, the only series of Nicholas-Applegate Fund, Inc. (the “Fund”) at December 31, 2003, and the results of its operations, the changes in its net assets and its financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The financial statements of the Fund for the year ended December 31, 2002 and prior periods were audited by other independent accountants whose report dated January 24, 2003 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP

Los Angeles, California

January 27, 2004

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Management of the Fund

(Unaudited)

Information pertaining to the Directors of the Company is set forth below. Directors who are not deemed to be “interested persons” of the Company as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) are referred to as “Independent Directors.” Directors who are deemed to be “interested persons” of the Company are referred to as “Interested Directors.” “Fund Complex” consists of the Fund and any other investment companies managed by Prudential Investments LLC (PI).

Independent Directors

Dann V. Angeloff (68), Director since 1987*** Oversees 1† portfolio in Fund complex

Principal occupations (last 5 years): President, The Angeloff Company (corporate financial advisers) (since 1976); Trustee (1979-1987) and University Counselor to the President (since 1987), University of Southern California.

Other Directorships held:**** Director, Soft Brands Inc. (since 2002) (technology), Public Storage, Inc. (NYSE: PSA) (since 1980) (real estate investment trust).

Fred C. Applegate (58), Director since 1987*** Oversees 1† portfolio in Fund complex

Principal occupations (last 5 years): Private Investor, Formerly President, Nicholas-Applegate Capital Management (August 1984-December 1991); Trustee, Miami University (since 2000); Board of Governors, The San Diego Foundation (since 1998); Vice Chair of Investment Committee, The San Diego Foundation (since 1997).

Theodore J. Coburn (50), Director since 1987*** Oversees 1† portfolio in Fund complex

Principal occupations (last 5 years): Partner, Coburn & Co. (investment banking firm) (since 1991); formerly Managing Director of Global Equity Transactions Group and Member of Board of Directors, Prudential Securities Incorporated (Prudential Securities) (registered broker-dealer); Formerly Senior Vice President, NASDAQ Stock Market (2002-2003)

Other Directorships held:**** Trustee, PIMCO Funds; Multi-managed Series.

Randolph W. Westerfield (62), Director since 2002*** Oversees 1† portfolio in Fund complex

Principal occupations (last 5 years): Dean of Marshall School of Business, University of Southern California (1993-present).

Other Directorships held:**** Member of Board of Directors of Health Management Associates (NYSE: HMA) (2000-present); Member of Board of Directors of Williams Lyons Homes Inc. (NYSE: WLS) (2000-present).

Nicholas-Applegate Fund, Inc./Nicholas-Applegate Growth Equity Fund	33

Interested Directors

Robert F. Gunia (57), Vice President and Director since 1992* Oversees 179 portfolios in Fund complex

Principal occupations (5 years): Chief Administrative Officer (since June 1999) of PI; Executive Vice President (since January 1996) of PI; President (since April 1999) of PIMS; Corporate Vice President (since September 1997) of The Prudential Insurance Company of America; Director, Executive Vice President and Chief Administrative Officer (since May 2003) of American Skandia Investment Services, Inc.; American Skandia Advisory Services, Inc.; and American Skandia Fund Services, Inc.; Executive Vice President (since March 1999) and Treasurer (since May 2000) of PMFS; formerly Senior Vice President (March 1987-May 1999) of Prudential Securities.

Other Directorships held: Vice President and Director (since May 1989) or The Asia Pacific Fund, Inc.

Arthur B. Laffer (63), Director since 1987***** Oversees 1 portfolio in Fund complex

Principal occupations (last 5 years): Chairman, Laffer Associates (economic consulting) (since 1979); Chairman, Laffer Advisors Incorporated (registered broker-dealer) (since 1981); Chairman, Laffer Investments (asset management) (since 2000); Member, Congressional Policy Advisory Board, since 1998; Distinguished University Professor and Director, Pepperdine University (September 1985-May 1988); Professor of Business Economics, University of Southern California (1976-1984); Associate Professor of Business Economics, University of Chicago (1967-1976).

Other Directorships held: Director of MPS Group, Inc. (NYSE; MPS), since 2003, Director of Petco Animal Supplies, Inc. (NASDAQ; PETC), since 2002; Director, Oxigene Inc., (NASDAQ; OXGN), (biopharmaceutical company), (since 1998); MasTec, Inc. (construction) (since 1994); Neff Corporation (equipment rental), (1999-2002); Director, Vivendi Environmental Corporation (successor to U.S. Filter Corporation) (water purification), (since 1991); Director, Pacificare Health Systems (HMO) (2001-2002).

E. Blake Moore, Jr. (45), Director, Chairman, Chief Executive Officer and President since 2002* Oversees 1         portfolio in Fund complex

Principal occupations (last 5 years): General Counsel and Secretary, Nicholas-Applegate Capital Management LLC, Nicholas-Applegate Securities LLC, Nicholas-Applegate Holdings LLC and Nicholas-Applegate Securities International LLC.

Other Directorships held: Director, Nicholas-Applegate Southeast Asia Fund, (since 2000); Chairman and President/Secretary of Nicholas-Applegate Institutional Funds (since 2002/2001/1999-2001).

Information pertaining to the officers of the Company who are not also Directors is set forth below.

Officers

Grace C. Torres (44),** Treasurer and Principal Financial and Accounting Officer Since 1995***

Principal occupations (last 5 years): Senior Vice President (since January 2000) of PI; Senior Vice President and Assistant Treasurer (since May 2003) of America Skandia Investment Services, Inc. and American Skandia Advisory Services, Inc.; formerly First Vice President (December 1996-January 2000) of PI and First Vice President (March 1993-1999) of Prudential Securities.

Deborah A. Docs (46),** Secretary Since 1998; Assistant Secretary 1991-1998***

Principal occupations (last 5 years): Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President and Assistant Secretary (since December 1996) of PI; Vice President and Assistant Secretary (since May 2003) of American Skandia Investment Services, Inc.

34	Visit our website at www.strategicpartners.com

†	The Fund complex consists of all investment companies, managed by PI. Effective May 1, 2003, the Funds for which PI serves as manager include JennisonDryden Mutual Funds, Strategic Partners Funds, American Skandia Advisor Funds, Inc., The Prudential Variable Contract Accounts 2, 10 and 11, The Target Portfolio Trust, The Prudential Series Fund, Inc., American Skandia Trust, and Prudential’s Gibraltar Fund.
*	“Interested Director, as defined in the 1940 Act, by reason of affiliation with the Manager (Prudential Investments LLC or PI), the Investment Adviser (Nicholas-Applegate Capital Management LLC or NACM), or the Distributor (Prudential Investment Management Services LLC or PIMS).
**	The address of the Directors and officers is c/o: Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.
***	There is no set term of office for Directors and officers. The Independent Directors have adopted a retirement policy, which calls for the retirement of Directors on December 31 of the year in which they reach the age of 75. The table shows the individuals’ length of service as Director and/or officer.
****	This includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the 1940 Act.
*****	Mr. Laffer is considered to be an “interested person” of the Fund because Laffer Associates or its affiliates received material compensation from NACM for consulting services provided from time to time to NACM. Mr. Laffer is treated as an Interested Director for purposes of voting and board composition, however he is compensated by the Fund as if an Independent Director.

Additional information about the Fund’s Directors is included in the Fund’s Statement of Additional Information which is available without charge, upon request, by calling (800) 225-1852 or (732) 482-7555, (Calling from outside the U.S.).

Nicholas-Applegate Fund, Inc./Nicholas-Applegate Growth Equity Fund	35

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Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 12/31/03
	One Year	Five Years	Ten Years	Since Inception
Class A	18.22%	–5.09%	3.49%	7.35%

Class B	18.33	–5.00	3.20	6.60

Class C	21.10	–5.07	N/A	4.41

Class Z	24.56	–3.87	N/A	1.77

Average Annual Total Returns (Without Sales Charges) as of 12/31/03
	One Year	Five Years	Ten Years	Since Inception
Class A	24.44%	–4.11%	4.02%	7.68%

Class B	23.33	–4.88	3.20	6.60

Class C	23.33	–4.88	N/A	4.53

Class Z	24.56	–3.87	N/A	1.77

Past performance is not indicative of future results. Principal value and investment return will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Source: Prudential Investments LLC and Lipper Inc. Inception dates: Class A, 4/9/87; Class B, 6/10/91; Class C, 8/1/94; and Class Z, 3/18/97.

The graph compares a $10,000 investment in Nicholas-Applegate® Growth Equity Fund (Class A shares) with a similar investment in the S&P MidCap 400 Index and the Russell Midcap Growth Index by portraying the initial account values at the beginning of the 10-year period for Class A shares (December 31, 1993) and the account values at the end of the current fiscal year (December 31, 2003) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for

Class B, C, and Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares through December 31, 2003, the returns shown in the graph and for Class A shares in the tables would have been lower. For the period June 1, 2003 through May 31, 2004, Prudential Investments LLC has voluntarily agreed to a reduced fee of 0.95% of average net assets up to $25 million, 0.825% of average net assets on the next $75 million, and 0.70% thereafter. Without this reduced management fee, the returns would have been lower.

The S&P MidCap 400 Index is an unmanaged index of 400 domestic stocks chosen for market size, liquidity, and industry group representation. It gives a broad look at how U.S. mid-cap stock prices have performed. The Russell Midcap Growth Index is an unmanaged index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Indexes’ total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise these indexes may differ substantially from the securities in the Fund. These are not the only indexes that may be used to characterize performance of stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

The Fund charges a maximum front-end sales charge of 5% for Class A shares in most circumstances, and a 12b-1 fee of up to 0.30% annually. In some circumstances, Class A shares may not be subject to a front-end sales charge, but may be subject to a 1% contingent deferred sales charge (CDSC) for the first year. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1% respectively for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are subject to a CDSC of 1% for shares redeemed within 12 months of purchase, and a 12b-1 fee of 1% annually. The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Nicholas-Applegate Fund, Inc./Nicholas-Applegate Growth Equity Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.strategicpartners.com

DIRECTORS
E. Blake Moore, Jr., Chairman •Dann V. Angeloff • Fred C. Applegate • Theodore J. Coburn • Robert F. Gunia • Arthur B. Laffer • Randolph W. Westerfield

OFFICERS
E. Blake Moore, Jr., President and Chief Executive Officer • Robert F. Gunia, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Deborah A. Docs, Secretary

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT ADVISER	Nicholas-Applegate Capital Management	600 West Broadway San Diego, CA 92101

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 14th Floor 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	State Street Bank and Trust Company	One Heritage Drive North Quincy, MA 02171

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 8098 Philadelphia, PA 19101

INDEPENDENT AUDITORS	PricewaterhouseCoopers LLP	350 South Grand Avenue Los Angeles, CA 90071

FUND COUNSEL	Vedder, Price, Kaufman & Kammholz, P.C.	222 North LaSalle Street Chicago, IL 60601

Nicholas-Applegate® Growth Equity Fund
Share Class	A	B	C	Z

Nasdaq	NAPGX	NAGBX	PNACX	PNAZX
CUSIP	653698209	653698308	653698407	653698506

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Nicholas-Applegate® Growth Equity Fund
Share Class	A	B	C	Z

Nasdaq	NAPGX	NAGBX	PNACX	PNAZX
CUSIP	653698209	653698308	653698407	653698506

MF151E    IFS-A087720

Item 2 – Code of Ethics – – See Exhibit (a)

As of the end of the period covered by this report, the registrant had not yet adopted a code of ethics that applies to its principal executive officer and principal financial officer; however, at its meeting on February 6, 2004, the Registrant’s Board of Directors adopted such a code. [A copy of the code of ethics will be filed pursuant to Item 10(a).]

Item 3 – Audit Committee Financial Expert –

The Registrant’s Board of Directors has designated Mr. Theodore J. Coburn as an “audit committee financial expert.” This audit committee member is “independent,” meaning that he is not an “interested person” of the Registrant (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940) and he does not accept any consulting, advisory, or other compensatory fee from the Registrant (other than in his capacity as a Board or committee member).

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the audit committee or Board of Directors.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal year ended December 31, 2003 PricewaterhouseCoopers LLP (“PwC”), the Registrant’s principal accountant, billed the Registrant $40,000 for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings. PwC was not the principal accountant for the year ended December 31, 2002 hence no information is provided for that year.

(b) Audit-Related Fees

None.

( c) Tax Fees

None.

(d) All Other Fees

None.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

Pursuant to Registrant’s Audit Committee Charter (the “Charter”), the Audit Committee is responsible for pre-approving any engagement of the principal accountant to provide non-prohibited services to the Registrant, including the fees and other compensation to be paid to the principal accountant, to the extent required by Rule 2-01(c)(7) of Regulation S-X. The Chairman of the Audit Committee may grant pre-approval for engagements of $5,000 or less. All such delegated pre-approvals will be presented to the Audit Committee no later than the next Audit Committee meeting.

Pursuant to the Charter, the Audit Committee is also responsible for pre-approving any engagement of the principal accountant, including the fees and other compensation to be paid to the principal accountant, to provide non-audit services to the Registrant’s investment adviser (or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant), if the engagement relates directly to the operations and financial reporting of the Registrant, to the extent required by Rule 2-01(c)(7) of Regulation S-X. The Chairman of the Audit Committee may grant pre-approval for engagements of $5,000 or less. All such delegated pre-approvals will be presented to the Audit Committee no later than the next Audit Committee meeting.

(e)-(2) Percentage of services referred to in 4(b)- (4)(d) that were approved by the audit committee –

Not applicable.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

Not applicable.

(g) Non-Audit Fees

N/A to Registrant. The aggregate non-audit fees billed by PwC for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for fiscal year 2003 were $1,715,979. PwC was not the principal accountant for the year ended December 31, 2002 hence no information is provided for that year.

(h) Principal Accountants Independence

The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining PwC’s independence.

Item 5 – Reserved

Item 6 – Reserved

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable

Item 8 – Reserved

Item 9 – Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10 – Exhibits

(a) Code of Ethics – attached hereto

(b) Certifications pursuant to Section 302 and 906 of the Sarbanes-Oxley Act – attached hereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nicholas-Applegate Fund, Inc.

By (Signature and Title)*	/s/ Grace C. Torres

Grace C. Torres Treasurer and Principal Financial Officer

Date February 23, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ E. Blake Moore, Jr.

E. Blake Moore, Jr. President and Principal Executive Officer

Date February 23, 2004

By (Signature and Title)*	/s/ Grace C. Torres

Grace C. Torres Treasurer and Principal Financial Officer

Date February 23, 2004

*	Print the name and title of each signing officer under his or her signature.